UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 26, 2020

BROOKFIELD DTLA FUND OFFICE

TRUST INVESTOR INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36135 (Commission File Number)	46-2616226 (IRS Employer Identification No.)

250 Vesey Street, 15th Floor, New York, New York 10281 (Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code)

212-417-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	DTLA-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.
Item 9.01	Financial Statements and Exhibits.
Signatures

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Brookfield DTLA Office Trust Investor Inc. (“Brookfield DTLA” or the “Company”) is filing this Current Report on Form 8-K to file certain mortgage and mezzanine loan agreements entered into during the year ended December 31, 2019 as part of the refinancing of the debt secured by its 777 Tower office property.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

10.1*

Loan Agreement, dated as of October 31, 2019, by and among Maguire Properties – 777 Tower LLC, as Borrower, each of the financial institutions initially a signatory hereto together with their assignees, as Lenders, Wells Fargo Bank, National Association, as Administrative Agent, and Wells Fargo Securities LLC, as Sole Lead Arranger and Sole Bookrunner

10.2*

Limited Guaranty, made as of October 31, 2019, by Brookfield DTLA Holdings LLC, as Guarantor, in favor of Wells Fargo Bank, National Association, as Administrative Agent on behalf of the Lenders, and each of the Lenders party to the Loan Agreement

10.3*	Mezzanine Loan Agreement, dated as of October 31, 2019, by and among, 777 Tower Mezzanine, LLC, as Borrower, and Mesa West Core Lending Fund, LLC, as Lender

10.4*	Mezzanine Limited Guaranty, made as of October 31, 2019, by Brookfield DTLA Holdings LLC, as Guarantor, in favor of Mesa West Core Lending Fund, LLC, as Lender

___________

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD DTLA FUND OFFICE TRUST INVESTOR INC. Registrant

/s/ MICHELLE L. CAMPBELL
Name: Michelle L. Campbell Title: Senior Vice President, Secretary

Date:   As of March 26, 2020